Roper Industries, Inc.

2003 Q4 and Full Year Results
Conference Call
February 19, 2004

Safe Harbor Statement

The information provided in this presentation contains forward looking statements within the meaning of the federal securities laws. These forward looking statements include, among others, statements regarding the benefits we hope to realize from the NTGH acquisition, our ability to make future strategic acquisitions, our ability to execute our growth program, and our ability to achieve improved financial performance. These statements reflect management's current beliefs and are not guarantees of performance. They involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward looking statement. Such risks and uncertainties include our ability to integrate the NTGH acquisition and realize expected synergies, any unforeseen liabilities associated with the NTGH acquisition, limitations on our business imposed by our indebtedness, reductions in our business with Gazprom, unfavorable changes in foreign exchange rates, difficulties associated with exports, risks and costs associated with our international sales and operations, difficulties in making and integrating acquisitions, product liability and insurance risks and costs, our ability to achieve anticipated benefits from the realignment of our operating structure, the cyclical nature of our business, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, and potential write-offs of our substantial intangible assets. Other important risk factors are discussed in our Annual Report on Form 10-K for the fiscal year ended October 31, 2002, and may be discussed in subsequent filings with the SEC. You should not place undue reliance on any forward looking statements. These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

2003 Was a Very Successful Year at Roper Industries



2003 Commitments Made… Results Delivered

Commitment	Result
Achieve Record Results Despite Market Conditions	▪ $657 Million of Net Sales ▪ $96 Million of Cash from Op. Activities* ▪ $2.01 of DEPS from Continuing Ops* ▪ 11th Year of Dividend Increases
Execute Disciplined Acquisition Process	▪ Completed Acquisition of NTGH ▪ Accretive to Roper's Growth, Sales, Cash, EBITDA Margin, DEPS in 2004
Capture Benefits of New Structure & Synergies	▪ Restructuring Nearly Completed ▪ Leadership Provides Coaching and Tools with Cascading Benefits
Focus on Customers and Markets to Further Strengthen Results	▪ Created New Market-Focused Structure ▪ Four Quarters of Sequentially Increasing Organic Growth

*Excluding debt extinguishment costs

New Structure, Strengthened Leadership Creates Results

Organic Growth in 2003


+0.8%
-5.1%
+7.1%
1.9%
+8.8%
5.6%
+9.4%
5.5%
Q1
Q2
Q3
Q4
Net Organic Growth
F/X Effect
Total Organic Growth

Represents the year-over-year increase in net sales for businesses owned for the entire quarter in 2002 and 2003; excludes sales to Gazprom

Growth Continues Despite Challenges

Net Sales
Millions


$614
$657
2002
2003

DEPS from Continuing Operations


$1.95
$2.01
2002
2003

- $30 Million Lower Sales to Gazprom
- $6 Million ($0.12 DEPS) of Restructuring Costs

2003 Diluted Earnings per Share (DEPS) excludes $16 Million of net debt extinguishment cost

Recapitalization Expands Investment Flexibility



Total Investment Capacity
Millions
$15
$70
$91
$205
$106
$275
Cash 2002
Cash 2003
Undrawn Revolver 2002
Undrawn Revolver 2003
Total Capacity 2002
Total Capacity 2003

Full Pipeline of Acquisition Opportunities

NTGH: Accretive in 2004

- Great Fit with Roper
  - Meets Disciplined Acquisition Criteria
  - Offers Opportunities in Adjacent Markets
- Acquisition Immediately Adds:
  - 30%+ to Roper's Net Sales
  - 40%+ to Roper's EBITDA
  - Accretion without Synergies
- Expands Roper's Growth, Margins and Cash Flow
- Creates Solid Platform in Stable, Growing Water Markets

NTGH: Off to a Good Start in 2004

Q4 2003

Focus

Q4 Orders


Year-Over-Year Change
-3.3%
10.5%
11.8%
34.0%
11.3%
Imaging
Industrial
Instrumentation
Energy
Roper

New Market Focus Strategies Drive Strong Order Growth

Q4 Income Statement

(Thousands)	Q4 2003	Q4 2002	Yr-Yr Comments
Net Sales	$169,794	$159,068	• +7% • +9% Ex-Gazprom; F/X Benefit = 4% • Continued Strength in Oil & Gas and Wastewater Projects and TEM Imaging
Gross Profit	$89,080 52.5%	$85,056 53.5%	• F/X Effects • Yearend Inventory Adjustment
Income from Operations			
As Reported	$29,304 17.3%	$28,454 17.9%	• F/X Effects • Yearend Inventory Adjustment • $0.7 Million in Q4 2003 Restructuring Costs
Ex-Restructuring, F/X and Inventory Adjustment	18.7%	17.9%	
Diluted EPS (DEPS)			• Q4 Effective Tax Rate Reduced by Benefit from Higher Marginal Rate on Debt Extinguishment Costs
Ex-Debt Extinguishment & Disc. Ops.	$0.56	$0.54	
Net	$0.06	$0.53	

Focus on Operating Margin

Q4 2002 Operating Margin	**17.9%**
Restructuring Costs	(0.4)
AMOT Yearend Inventory Adjustment	(0.5)
Unfavorable Currency Changes on European Operations Selling in US $	(0.5)
Volume Leverage, Restructuring Benefits	0.8
Q4 2003 Operating Margin	**17.3%**

Q4 Balance Sheet, Cash Flow

(Thousands)

	Q4 2003	Q4 2002	
Cash from Ops			
As Reported	13,523	27,796	
Ex-Debt Extinguishment Costs	37,884	27,796	• +36% • Record Performance
Net Working Capital			
As Reported	162,269		• Q4 2003 Reduction in NWC Contributed $4 Million to Operating Cash Flow
Ex-NTGH Acquisition	130,982		
Ex-FX	124,928	131,868	
Capital Structure			
S&P Debt Rating	BB+	Unrated	
Cash Balance	70,234	15,270	• Net Debt-to-Net Cap Down to 46% in January
Undrawn Revolver	205,000	91,000	

Strong Cash Flow, Balance Sheet Support Growth Strategy

Q4: Scientific & Industrial Imaging

Gatan ▪ Media Cybernetics ▪ QImaging ▪ Redlake ▪ Roper Scientific

Highlights

- Net Sales Up 6% on Gains Across Most Brands
  - Lower Sales of Higher Margin Products for Physical Science Applications… Orders Up in the Quarter
- Net Orders Down 3%
  - Timing of Electron Microscopy Orders
- Operating Margins of 17.4%
  - Yearend Medical Cost Adjustments



39.3
7.1
Q4 2002
41.7
7.3*
Q4 2003
Net Sales
Operating Profit
($Millions)

2003 Restructuring Activities to Improve 2004 Margins

*Results Exclude $0.1mm of Restructuring Charges Recorded in Q4 2003

Q4: Energy Systems and Controls

Compressor Controls ▪ Metrix Instruments ▪ Zetec

Highlights

- Net Orders Up 34%
  - Continued Strength in Oil & Gas Project Orders
- Gazprom Sales Down 39% or $5.3 Million
- Gazprom-Related Cost Structure Has Been Reduced in Q1 2004
- Operating Margins Maintained at 20.4% Despite Lower Gazprom Sales



37.1
33.7
9.0
6.9
Q4 2002
Q4 2003
Net Sales
Operating Profit
($Millions)

Core Markets Strong Entering 2004

Q4: Industrial Technology

Abel Pump ▪ AMOT ▪ Cornell Pump ▪ Flow Tech. ▪ Fluid Metering ▪ Hansen ▪ Roper Pump

Highlights

- Net Orders Up 11%
- Continued Strength in Water/Wastewater Projects
- Industrial Markets Showing Marginal Improvements
- New Focus on Systems Business Adding to Improved Results
- Operating Profit Margins Maintained at 21% (Ex-Restructuring)
- $0.8 Million Yearend Inventory Adjustment at AMOT Impacted Margins



38.2
43.5
8.2
9.2*
Q4 2002
Q4 2003
Net Sales
Operating Profit
($Millions)

Positioned for Leverage Benefits as Markets Improve

*Results Exclude $0.6mm of Restructuring Charges Recorded in Q4 2003

Q4: Instrumentation

Acton Research ▪ Antek ▪ Integrated Designs ▪ Logitech ▪ PAC ▪ Struers ▪ Uson

Highlights

- Net Orders Up 12%
- Third Consecutive Sequential Improvement in Net Sales
- Record Instrumentation Sales to Oil & Gas Customers
- Operating Profit Margins Increased 190 bps to 21.1%, Highest in Almost Three Years



44.6
50.9
8.6
10.7
Q4 2002
Q4 2003
Net Sales
Operating Profit
($Millions)

Consistent Sales and Margin Growth Trend

2004 Full Year Focus

Roper's Niche Markets Stable or Improving



Stable
Improving
Peak
Declining
• European Industrial
• Power Gen Maintenance, Quality
• Commercial Refrig.
• Semiconductor
• Physical Science Applications
• Water/Wastewater
• Oil&Gas
• Life Science Applications
• US Industrial

All Segments Positioned for Improving Results as Markets Strengthen

2004: Scientific & Industrial Imaging

Brand Centers

gatan
A Complete Solution
MediaCybernetics
REDLAKE
Q IMAGING
DAP TECHNOLOGIES
ROPER SCIENTIFIC
DB Microware, Inc

Common Competencies

- Effective Relationships with Chip Suppliers are Critical
- Producibility of Scientific Design
- Calibration of Cameras
- Reach Customers through Complicated Distribution Channels
- Harness the Power of the Roper Brands; Imaging Alliance™

Selected 2004 Initiatives

- Capture New Application Opportunities
- Increase Bundled Solution Offerings
- Expand Software Offerings
- Reduce Material Costs Through Supply Chain Initiatives
- Integrate DAP and DB

2004: Energy Systems & Controls

Brand Centers

COMPRESSOR CONTROLS CORPORATION

ZETEC

METRIX

PMC/BETA

Common Competencies

- Software Creates Customer Value
- Aftermarket Applications Require Direct Involvement with End Users
- Service and Installation Require Company Specific Knowledge; Creates Strong Customer Loyalty
- Customer Operator Training is Provided by the System Supplier

Selected 2004 Initiatives

- Build on Record 2003 Growth in Non-Gazprom Oil & Gas Markets
- Deploy Shared Resources in Service and Installation Applications
- Match Cost Structure to Expected Gazprom Sales (2-3% of Total Enterprise Sales)

2004: Industrial Technology

Brand Centers

HANSEN TECHNOLOGIES CORPORATION
ABEL Pump Technology
CORNELL
FLUID METERING, INC.
FLOW TECHNOLOGY
ROPER PUMPS
amot Protection Systems
NEPTUNE

Common Competencies

- Continued Focus on Lean Manufacturing and Global Sourcing
- Grow Aftermarket Sales
- Negotiate Effective OEM Contracts
- Follow Customer Migration to Low Cost Production Areas while Maintaining Influence with Corporate Decision Makers

Selected 2004 Initiatives

- Continue Growth in Water & Wastewater Markets
- Capture Neptune Opportunities
- Unite AMOT…One Global Brand
- Expand Cross-Selling Relationships Among Companies
- Increase Global Sourcing Wins
- Leverage New Chinese and Mexican Production Facilities

2004: Instrumentation

Brand Centers

ANTEK
Logitech
PAC
Struers
ACTON Research Corporation
Integrated Designs, LP
Uson

Common Competencies

- Product Specification Drives End-User Buying Decision
- Operator Training and Ease of Use Creates Customer Value
- Application Engineering Critical for Improving Customer Process
- Global Customers Require Geographic Reach

Selected 2004 Initiatives

- Leverage Channel Leadership With Expanded Product Offerings
- Capture De-Sulfurization Opportunities
- Sell Software Capabilities to Existing Equipment Customers
- Focus Semiconductor Activities on Retrofit and Upgrade Market

2004 Enterprise Initiatives

- Build On Market-Focused Segments
- Execute Segment Growth Initiatives
- Continue to Build Capabilities Across the Company
- Drive Down Net Working Capital
- Capture NTGH Opportunities
- Continue Strategic Acquisitions

Build on 2003 Successes

Outlook for Continued Growth in 2004


Net Sales
Millions
$657
2003
$875-
$925
2004
DEPS
$2.01
2003
$2.45-
$2.70
2004

Expect Cash DEPS to Increase 44%-56% to $3.49-$3.79

Diluted earnings per share (DEPS) excludes debt extinguishment costs, discontinued operations and NTGH inventory revaluation costs. 2003 DEPS includes $6 million of restructuring costs.

Quarterly Growth Profile



2004 Net Sales
2003 Net Sales
Q1
Q2
Q3
Q4

	Q1	Q2	Q3	Q4
2004 DEPS Forecast	$0.43-$0.47*	$0.57-$0.63*		

- **Q1 2004 Includes $1 Million Cost for Restructuring Including Uniting AMOT Operations and Right-Sizing Gazprom-Related Operations**
- **Q2 Includes Sequentially Higher Revenues from Oil & Gas and Wastewater Projects and Seasonally Stronger Results**
- **H1 Includes Higher Costs to Meet Sarbanes-Oxley Act Requirements**

*Excludes expected NTGH inventory revaluation costs of approximately $2 million in H1.
2003 DEPS excludes discontinued operations and debt extinguishment costs.

DEPS Growth Profile


$0.83
$1.00 – $1.10*
$1.18
$1.45 - $1.60
2003
2004e
2003
2004e
H1
H2

- H1 Includes Higher Costs to Meet Sarbanes-Oxley Act and $1 Million of Costs to Complete Restructuring Initiatives
- Q2 Includes Sequentially Higher Revenues from Oil&Gas and Wastewater Projects and Seasonally Stronger Results
- Expect Improving Results Throughout 2004 After Typically Slow Start in Q1

*Excludes expected NTGH inventory revaluation costs of approximately $2 million in H1.
2003 DEPS excludes discontinued operations and debt extinguishment costs.

Guidance Range Dynamics

$2.45 → $2.70

- Wastewater Projects
- Capture NTGH Benefits
- Continue 2003 Improvements
- Oil & Gas Market Strength
- Stable or Growing Markets
- Restructuring Benefits

- Imaging Solutions Growth
- Quicker AMR Adoption
- Gazprom Upside
- Faster Market Growth
- Special Cap-Ex Tax Deduction
- Semicon Fab Cap-Ex
- Euro Softens

2004 Operating Cash Expectation

Cash Flow from Operating Activities

Millions


$140-$160
$96
2003
2004

Expect Cash DEPS to Increase 44%-56% to $3.49-$3.79

Excludes debt extinguishment costs. 2003 includes $6 million of restructuring costs; 2004 includes $1 million of restructuring costs.

Summary

- 2003 Results Delivered with Strong Second Half
- Restructuring Completes in Q1 2004
- Markets Stable or Improving
- Cash Flow Up Significantly in 2004
  - $140 to $160 Million
- NTGH Accretive in 2004
  - Off to a Good Start in January
- New Capital Structure Provides Flexibility
- Market-Focused Leadership Delivering Growth

2004 Expected to Be Another Record Year for Roper Industries

Roper Industries, Inc.

Appendix

Reconciliations and Definitions

Cash DEPS

	2003 Actual	2004 Forecast Low	2004 Forecast High
Diluted Earnings Per Share (DEPS) as Reported	1.41	2.45	2.70
Losses on Discontinued Operations	0.09	-	-
DEPS from Continuing Operations	1.50	2.45	2.70
Debt Extinguishment Costs	0.51	-	-
DEPS from Continuing Operations Excluding Debt Extinguishment Costs	2.01	2.45	2.70
Depreciation and Amortization per Diluted Share	0.42	1.04	1.04
Cash DEPS	2.43	3.49	3.74

Note 1: Cash Earnings per Share means diluted earnings per share plus depreciation and amortization per diluted share.